(R)
   The First Australia
   Prime Income
   Fund, Inc.
-------------------------------------------------------------------
   Annual Report
   October 31, 1995

              Highlights
-----------------------------------------
- Highlights for the year included a
  successful rights offering in April and
  new Auction Market Preferred Stock issued in July 1995.

- Shareholders who participated in the rights offering received a return of 29.2% on their new shares to October 31, 1995.

- NAV return of 18.5% over past year (with dividends and distributions reinvested).

- Share price return of 24.3% over past six months and 8.8% over the year to October
  31, 1995 (with reinvestment of dividends and distributions).

- Cash distribution rate of 10.5% over past twelve months.

                             LETTER TO SHAREHOLDERS
                                                               December 12, 1995
Dear Shareholder,

   We are pleased to present this Annual Report which covers the activities of The First Australia Prime Income Fund, Inc. for the twelve months ended October 31, 1995. Included in this report is a review of the Australian and New Zealand economies and investment markets, along with an overview of the Fund's investments, prepared by the Investment Manager, EquitiLink International Management Limited.

   A highlight of the Fund's year was the completion of a one for five rights offering in April, which resulted in primary and over-subscription requests totalling approximately 124% of the new shares offered and generated net proceeds of approximately US$224.6 million. The subscription price for the new shares was US$7.64. Thus, between the date of issue of the new shares on May 5 and the end of the Fund's year on October 31, 1995, participating shareholders received a return of 29.2% assuming reinvestment of dividends and distributions on their new shares in share price terms.

   In July, the Fund completed a successful issue of an additional series of Auction Market Preferred Stock (AMPS) which generated net proceeds of approximately US$73.6 million.

   The Australian fixed income market strengthened throughout the Fund's financial year reflecting the more positive global bond market environment, particularly in the United States. By October 31, 1995, Australian government ten year bond yields had moved to 8.8% from 10.5% at October 31, 1994, producing strong gains for the portfolio. Evidence that the Reserve Bank of Australia's anti-inflation stance was slowing economic growth, and signs of an improving current account deficit underpinned the bond market's buoyancy.

   The outlook is for economic growth in Australia to continue to moderate in the last quarter of 1995 and for inflation to trend down during the first half of 1996, with the current account deficit also diminishing and the Government achieving a small Budget surplus. At October 31, 1995, Australian government ten year bonds offered approximately 276 basis points more in yield than ten year U.S. government bonds.

   Over the last year, the Australian dollar strengthened by 2.5% against the U.S. dollar. The stronger Australian dollar trend reflected the improvement in the monthly current account deficit, a firmer outlook for global commodity prices and the relatively high level of Australian interest rates. At the time of this report the Australian dollar was trading at US$0.7396.

   Assuming reinvestment of dividends and distributions, the Fund's Net Asset Value (NAV) increased by 9.2% over the three months to the end of October 1995. Over the past twelve months the NAV increased by 18.5%, assuming reinvestment of dividends and distributions. The Fund's share price return, again assuming reinvestment of dividends and distributions, was 7.5% over the past three months to October 31, 1995, 24.3% over the past six months and 8.8% over the past twelve months.

   Dividends and distributions to common shareholders over the last twelve months totalled US$0.975, consisting of twelve payments of US7.5 cents per share and a special payment of US7.5 cents per share in January, 1995. Based upon the share price of $9.3125 at October 31, 1995, the cash distribution rate over the past twelve months was 10.5%. Since all dividends and distributions are paid after the deduction of Australian and New Zealand withholding taxes, the effective yield is higher for those U.S. investors who are able to claim a tax credit. The Board's policy is to
                                       1
facilitate payment of a stable monthly distribution out of current income and supplemented by realized capital gains if required. The dividend is reviewed on a quarterly basis with the next review to take place at the Board's meeting in March, 1996.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   If you have not yet done so, we invite you to consider joining the Fund's Dividend Reinvestment and Cash Purchase Plan to automatically reinvest your dividends in shares of the Fund's common stock. The following chart shows that shareholders who invested US$10,000 on October 31, 1990 and have taken advantage of the Dividend Reinvestment Plan, have achieved an outstanding compounded return.

   A brochure containing information and an authorization form can be obtained by contacting State Street Bank and Trust Company, PO Box 8200, Boston, MA 02266-8200, or by telephone at 1-800-451-6788.

   If you wish to participate and your shares are held in your own name, simply complete and mail the enrollment form in the back of the brochure or call State Street Bank and Trust Company at the toll-free number and enroll by telephone. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate on your behalf. If your nominee is unable to participate on your behalf, you should request it to reregister your shares in your own name which will enable you to participate in the Plan.

   The automatic reinvestment feature was designed because we believe that it will allow individual investors the opportunity to use the Fund's monthly dividends and distributions to maximize their total earnings efficiently and simply. The potentially high current income earned by the Fund's investments in Australia can be multiplied for you through the compounding effect created by reinvestment of distributions.

                                [Chart to come]
                                       2

Other advantages of participation in the Plan include:
   - Lower costs--You will build holdings in the Fund automatically, at reduced or no brokerage cost.
   - Convenience--You will receive a detailed account statement from State Street Bank, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan Agent for you.
   - Safety--As long as you participate in the Plan, State Street Bank, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in
     non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Toll Free Information

   Information on The First Australia Prime Income Fund, Inc. is available on a recorded message from a toll-free number in the United States. The message includes weekly updates of share price, NAV, and details of recent distributions and announcements by the Directors. The number is 1-800-323-9995 (outside New
York) and is toll-free for calls made from within the United States.

Sincerely,

Sir Roden Cutler                                Brian M. Sherman
Chairman                                        President

                        REPORT OF THE INVESTMENT MANAGER
PERFORMANCE

Dividends and Distributions

   During the twelve months to October 31, 1995, the Fund paid a total of US$0.975 in dividends and distributions to common shareholders, consisting of twelve payments of US7.5 cents per share and a special payment of US7.5 cents per share in January, 1995. The Board's policy is to facilitate payment of a stable monthly distribution out of current income and supplemented by realized capital gains if required. The next dividend review is scheduled for the meeting of the Board of Directors in March, 1996.

   Based upon the October 31, 1995 share price of US$9.3125, and total dividends and distributions paid over the past twelve months, the shares offered an annual cash distribution rate of 10.5%. All dividends and distributions are paid after the deduction of Australian and New Zealand withholding taxes.
Net Asset Value (NAV) Performance

   The Net Asset Value (NAV) per share of the Fund at October 31, 1995 was US$9.36. Assuming reinvestment of dividends and distributions, NAV increased by 9.2% over the three months to October 31, 1995, and increased by 18.5% over the past twelve months. At the date of this report, NAV per share was US$9.19. Share Price Performance

   At October 31, 1995 the share price was US$9.3125, representing a 0.51% discount to NAV. At the date of this report, the share price closed at US$9.3125, representing a 1.3% premium to the NAV. The Fund's share price return, assuming reinvestment of dividends and distributions, was 7.5% for the quarter ended October 31, 1995, 24.3% over the past six months and 8.8% over the past year.

Auction Market Preferred Stock (AMPS)

   The Fund's AMPS continue to be well bid with an average interest rate over the quarter of 5.76%, compared with 5.86% for 30 day U.S. Commercial Paper. On July 27, 1995, a new issue of AMPS was completed, with net proceeds of approximately $73.6 million. The proceeds were invested principally in medium term bonds with an average yield of approximately 8.5% per annum.
Quality of Investments

   The Fund has maintained a high credit quality. At October 31, 1995, 98% of the Fund was invested in securities where either the issue or the issuer was rated ``AA'' or better by Moody's Investors Service Inc. or Standard & Poor's. The remaining 2% of the Fund was invested in securities where either the issue or the issuer was rated ``A''. The table below shows the ratings of securities held by the Fund as of October 31, 1995.

Ratings         Australia & New Zealand          U.S.
------------------------------------------------------
  AAA                       66%                 100.0 %
   AA                       32%                  --
   A                         2%                  --
------------------------------------------------------
                         100.0%                 100.0 %
------------------------------------------------------

Portfolio Composition

   The following table displays the geographical composition of the Fund's investment portfolio over the twelve months to October 31, 1995.

                                                                 United
      Date                Australia          New Zealand         States
------------------------------------------------------------------------
October 31, 1995              96%                  3%               1%
July 31, 1995                 93%                  3%               4%
April 30, 1995                97%                  2%               1%
January 31, 1995              97%                  2%               1%
October 31, 1994              96%                  2%               2%
------------------------------------------------------------------------

   The table following shows the maturity composition of the Fund's investments.

-----------------------------------------------------------------------------
---------------
                         Under            1 year to            6 years to
    9 years
      Date               1 year            6 years              9 years
    and over
-----------------------------------------------------------------------------
---------------
October 31, 1995            7%                43%                  21%
       29%
July 31, 1995              11%                35%                  29%
       25%
April 30, 1995              7%                44%                  33%
       16%
January 31, 1995            6%                46%                  33%
       15%
October 31, 1994            5%                40%                  40%
       15%
-----------------------------------------------------------------------------
---------------

   At October 31, 1995 the average maturity of the Fund's assets, including cash, was 6.4 years. This compares with an average maturity of 6.4 years at October 31, 1994 and 6.0 years at April 30, 1995.

   The sectoral composition of the portfolio at October 31, 1995 was as follows:

-----------------------------------------------------------------------------
--------
                                       State and         Eurobonds &
Commercial
                    Government*       Semi Govt.**       Corporates
Banks***
-----------------------------------------------------------------------------
--------
Australia               29.3%             35.8%              31.1%
 --
New Zealand              1.6%               --                1.1%
 --
United States             --                --                 --
1.1%
                    -----------       ------------       -----------
----------
Total                   30.9%             35.8%              32.2%
1.1%
-----------------------------------------------------------------------------
--------

 * Includes supranational issues.
 ** Includes State Government Guaranteed Banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.

--------------------------------------------------------------------------------
             REVIEW AND OUTLOOK FOR THE AUSTRALIAN AND NEW ZEALAND
                               FINANCIAL MARKETS
--------------------------------------------------------------------------------
AUSTRALIA

Economy

   Economic growth moderated after peaking in the second half of 1994. Australia's September quarter National Accounts showed annual GDP growth of 3.3%. While forward indicators suggest further moderation over the next three months or so, there are some tentative signs amongst leading activity indicators of a stronger growth outlook for 1996. The underlying inflation rate breached the Reserve Bank's 2 to 3% target range in the September quarter, posting an annual gain of 3.1%. Headline inflation is running at 5.1% reflecting, in part, higher mortgage interest charges as a result of previous monetary policy moves. Taxation changes have also boosted both the headline and underlying inflation rates. The Reserve Bank has indicated that monetary policy will remain firm.

Fixed Income

   The Australian bond market rallied strongly over the past quarter, with government ten year bond yields falling from 9.4% to a low of 8.3%. The strength reflected the positive global bond market environment and favorable domestic economic fundamentals. Higher inflation data released in October pushed up yields, with ten year government bonds finishing the quarter trading around 8.8%. Australian bonds continue to provide substantially higher yields than comparable US fixed income securities.

Currency

   Over the twelve months to the end of October, the Australian dollar appreciated by 2.5% against the U.S. dollar. In the quarter ended October 31, the Australian dollar appreciated 3.1% against the U.S. dollar. The stronger Australian dollar trend reflects the sharp improvement in the monthly current account deficit, a firmer outlook for commodity prices and supportive short-term interest rates. At the end of October, the currency was trading at US$0.7608 and on the date of this report it was at US$0.7396.

NEW ZEALAND

Economy

   Tight monetary conditions in New Zealand are proving effective in slowing growth from the rapid pace of 1994. September quarter inflation was at the top end of the Reserve Bank of New Zealand's 0 to 2% target range but could represent the peak in the current inflation cycle. The Bank has allowed monetary conditions to ease as it expects inflation to trend lower.

Fixed Income

   After weakening in the early part of the quarter, the New Zealand bond market rallied strongly in line with global markets. Government ten year bond yields fell to 7.2% by the end of October. Economic fundamentals remain positive for the New Zealand bond market. New Zealand government ten year bonds yields remain significantly below those available in Australia.

Currency

   After its strong performance over 1994 and the first half of 1995, the New Zealand dollar has lost some momentum over recent months. Expectations of slower growth and the Reserve Bank's decision to allow monetary conditions to ease have removed some of the currency's appeal to foreign investors. Over the past twelve months, the New Zealand dollar appreciated by 7.1% against the US dollar. At the end of October, the currency was trading at US$0.6595 and at the time of this report it was at US$0.6454.

   The following table summarizes the movements of key interest rates in Australia and New Zealand over the last twelve and three month periods.

---------------------------------------------------------------------------
                     October 31, 1994    July 31, 1995     October 31, 1995
---------------------------------------------------------------------------
Australia:
  90 day Bank
     Bills                  6.78%              7.62%              7.48%

  10 year Bonds            10.51%              9.42%              8.78%

New Zealand:
  90 day Bank
     Bills                  8.20%              8.90%              8.10%

  10 year Bonds             9.03%              7.83%              7.23%
---------------------------------------------------------------------------

                                    EquitiLink International Management Limited

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Portfolio of Investments
October 31, 1995

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             LONG-TERM INVESTMENTS--121.0%
             AUSTRALIA--118.5%
             Government and Semi-government--80.5%
             Commonwealth of Australia--36.9%
             Australian Capital
               Territory,
A$  10,000   12.00%, 11/15/01............  $    8,662,289
             Commonwealth of Australia,
     4,000   13.50%, 5/15/97.............       3,293,341
    35,000   12.50%, 1/15/98.............      29,104,579
     5,000   13.00%, 4/15/98.............       4,229,046
    25,000   6.25%, 3/15/99..............      18,065,139
    15,000   14.00%, 4/15/99.............      13,419,215
    35,000   12.00%, 7/15/99.............      29,959,868
    50,000   7.00%, 4/15/00..............      36,417,860
   114,900   13.00%, 7/15/00.............     103,568,310
     5,000   13.00%, 12/15/00............       4,534,696
    40,000   12.00%, 11/15/01............      35,438,866
    26,000   9.50%, 8/15/03..............      20,790,347
   125,000   7.50%, 7/15/05..............      87,822,673
    20,000   6.75%, 11/15/06.............      13,061,724
    30,000   10.00%, 10/15/07............      24,839,738
    25,000   8.75%, 8/15/08..............      18,750,428
             Commonwealth Bank of
               Australia,
    75,000   12.00%, 7/15/99.............      63,994,302
             Telecom,
    14,000   12.00%, 9/1/98..............      11,703,289
             Treasury Adjustable Bond,
    10,000   8.00%, 10/18/00 F.R.N.......       7,613,910
                                           --------------
                                              535,269,620
                                           --------------
             New South Wales--11.0%
             New South Wales Treasury
               Corporation,
    55,400   12.50%, 4/1/97..............      44,776,549
    10,000   7.50%, 2/1/98...............       7,550,209
     8,000   11.50%, 7/1/99..............       6,736,893
    27,000   12.00%, 12/1/01.............      23,858,377
    10,000   7.00%, 4/1/04...............       6,826,105
    30,000   6.50%, 5/1/06...............      18,877,443
    54,000   12.60%, 5/1/06..............      50,406,540
                                           --------------
                                              159,032,116
                                           --------------
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Northern Territory--2.4%
             Northern Territory
               Authority,
A$  40,000   12.50%, 7/15/01.............  $   35,161,023
                                           --------------
             Queensland--7.2%
             Queensland Treasury
               Corporation,
    35,000   8.00%, 5/14/97..............      26,694,487
    10,000   8.00%, 7/14/99..............       7,576,251
    10,000   8.00%, 8/14/01..............       7,433,754
    20,000   8.00%, 5/14/03..............      14,587,077
    20,000   6.50%, 6/14/05..............      12,768,771
    40,000   12.00%, 6/15/05.............      35,826,872
                                           --------------
                                              104,887,212
                                           --------------
             South Australia--6.2%
             Electricity Trust of South
               Australia,
     5,000   13.00%, 10/1/05.............       4,701,159
             South Australian Financing
               Authority,
    30,000   12.50%, 3/15/98.............      25,054,283
    70,000   10.00%, 1/15/03.............      56,646,632
     3,000   17.20%, 6/30/08.............       3,562,199
                                           --------------
                                               89,964,273
                                           --------------
             Tasmania--6.0%
             Tasmanian Public Finance
               Corporation,
    13,000   12.50%, 1/15/01.............      11,520,599
    94,000   9.00%, 11/15/04.............      71,299,931
     5,000   11.00%, 4/15/06.............       4,219,117
                                           --------------
                                               87,039,647
                                           --------------
             Victoria--5.0%
             Treasury Corporation of
               Victoria,
    30,000   12.50%, 7/15/00.............      26,468,910
    36,000   12.50%, 10/15/03............      33,080,089
    15,500   10.25%, 11/15/06............      12,757,804
                                           --------------
                                               72,306,803
                                           --------------

                                          See Notes to Financial Statements.
                                       8

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Western Australia--5.8%
             Western Australia Treasury
               Corporation,
A$  10,000   12.50%, 4/1/98..............  $    8,366,872
    18,000   9.00%, 4/15/99..............      14,066,159
    34,000   12.00%, 8/1/01..............      29,896,182
    40,000   10.00%, 7/15/05.............      32,484,232
                                           --------------
                                               84,813,445
                                           --------------
             Total Australian government
               and semi-government bonds
             (cost US$1,125,144,156).....   1,168,474,139
                                           --------------
             Eurobonds--22.8%
             Diversified Industrials--1.1%
             Australian National Railway,
     4,000   9.50%, 2/25/99..............       3,137,621
             BMW Australia Finance,
     1,700   10.25%, 3/17/97.............       1,322,999
             Eksport Finance & Insurance,
     8,000   11.00%, 12/29/04............       6,776,942
             Eksport Finans,
     4,000   7.00%, 6/28/00..............       2,825,651
             Finnish Eksport Credit,
     2,925   9.25%, 12/30/99.............       2,269,239
                                           --------------
                                               16,332,452
                                           --------------
             Natural Resources--0.4%
             Mobil Australia Corp.,
     1,000   12.00%, 4/18/97.............         798,677
             Shell Australia,
     5,000   10.125%, 4/1/97.............       3,890,947
     1,786   10.00%, 12/19/97............       1,401,641
                                           --------------
                                                6,091,265
                                           --------------
             Semi-Government--6.7%
             Queensland Treasury
               Corporation,
    30,000   8.00%, 7/14/99..............      22,653,890
    45,000   8.00%, 8/14/01..............      33,352,607
     3,000   12.00%, 8/15/01.............       2,633,265
    25,000   8.00%, 5/14/03..............      18,147,876
    15,000   10.50%, 5/15/03.............      12,336,904
             South Australia Financing
               Authority,
     1,500   12.00%, 6/12/01.............       1,297,894
             State Electricity Commission
               of
               Victoria,
     1,000   12.25%, 5/30/01.............         872,490
     3,000   11.00%, 4/9/02..............       2,503,717
             Tasmanian Public Finance
               Authority,
     2,000   10.75%, 11/20/01............       1,646,533
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Treasury Corporation of
               Victoria,
A$   2,000   11.00%, 3/12/02.............  $    1,667,942
                                           --------------
                                               97,113,118
                                           --------------
             Services--5.6%
             Banque National de Paris,
    14,000   9.00%, 8/13/02..............      10,665,120
             Commerzbank Overseas
               Finance,
    10,000   10.25%, 4/28/00.............       8,054,564
             Commonwealth Bank of
               Australia,
     2,000   8.75%, 9/14/00..............       1,538,592
             Credit Lyonnais Australia,
     5,000   8.625%, 12/29/97............       3,801,801
             GG Securities,
     5,000   9.25%, 3/24/03..............       3,830,084
             McDonald's Australia,
     1,000   10.50%, 11/5/98.............         800,534
             Province Aples Cotes D'Azur,
    12,000   8.25%, 9/15/99..............       9,013,014
             Province of Quebec,
    16,000   9.50%, 10/2/02..............      12,204,776
             Rural & Industries Bank of
               Western Australia,
     5,000   8.75%, 9/9/99...............       3,843,436
     2,000   7.75%, 6/9/03...............       1,418,026
             State Bank of New South
               Wales,
     1,000   14.25%, 9/28/99.............         893,458
     5,500   12.25%, 2/26/01.............       4,795,182
     5,000   10.75%, 3/12/02.............       4,142,353
    10,000   9.25%, 2/18/03..............       7,744,311
             State Bank of South
               Australia,
    10,000   9.50%, 10/15/02.............       7,812,631
                                           --------------
                                               80,557,882
                                           --------------
             Supranational Global--9.0%
             Credit Locale de France,
    10,000   7.50%, 9/15/97..............       7,550,285
    10,000   10.25%, 4/12/05.............       8,133,763
             Eurofima,
    56,170   9.875%, 1/17/07.............      45,137,790
             European Bank of
               Reconstruction &
               Development,
    50,000   9.00%, 10/15/02.............      38,462,884
             European Investment Bank,
    38,000   10.25%, 10/1/01.............      31,145,077
                                           --------------
                                              130,429,799
                                           --------------
             Total Australian eurobonds
             (cost US$317,707,891).......     330,524,516
                                           --------------

                                          See Notes to Financial Statements.
                                       9

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Corporate Bonds--15.2%
             Asset-Backed--2.0%
             FANMAC Limited,
               Mortgage Series 25,
A$     699   10.33%, 6/15/02.............  $      559,951
             Premier Trust 22,
     3,160   11.40%, 12/15/01............       2,594,214
             Mortgage Power Company,
    15,000   8.4692%, 6/12/06 F.R.N......      11,411,051
             Securitized Australia
               Mortgage Trust,
    15,000   7.8324%, 11/15/25 F.R.N.....      11,378,756
             Super Members Home Loan
               Program,
     5,000   7.8308%, 12/15/21 F.R.N.....       3,803,227
                                           --------------
                                               29,747,199
                                           --------------
             Services--13.2%
             Australia Post,
    20,000   7.62%, 3/25/99 F.R.N........      15,214,735
             Australian & Overseas
               Telecommunication
               Corporation,
    55,350   12.50%, 11/15/00............      48,915,148
    40,000   11.50%, 10/15/02............      34,192,375
     2,000   7.80%, 7/17/03..............       1,394,390
    41,000   12.00%, 5/15/06.............      37,008,894
     2,000   8.75%, 1/15/20..............       1,389,856
    10,000   10.50%, 1/15/20.............       7,986,017
     2,000   12.50%, 1/15/20.............       1,941,951
             Federal Airports
               Corporation,
     5,000   10.50%, 7/15/99.............       4,030,516
    10,000   8.25%, 6/2/03...............       7,204,525
    17,000   7.00%, 2/16/04..............      11,151,755
             Ford Credit Australia
               Limited,
     3,000   8.00%, 4/27/98 F.R.N........       2,282,324
             Gio Australia Holdings
               Limited
    14,500   7.99%, 11/16/98 F.R.N.......      11,031,345
             Macquarie Bank Limited,
     1,000   9.75%, 8/1/00...............         776,615
             Primary Industry Bank of
               Australia,
     5,000   8.00%, 5/15/98..............       3,782,191
     5,000   6.75%, 2/25/99..............       3,621,340
                                           --------------
                                              191,923,977
                                           --------------
             Total Australian corporate
               bonds
               (cost US$207,869,936).....     221,671,176
                                           --------------
             Total Australian long-term
               investments
               (cost US$1,650,721,983)...   1,720,669,831
                                           --------------
             NEW ZEALAND--2.5%
             Government Bonds--2.0%
             New Zealand Government
               Bonds,
NZ$  5,000   10.00%, 7/15/97.............       3,432,929
    20,000   10.00%, 3/15/02.............      15,058,234
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Government Bonds (cont'd.)
             New Zealand Government
               Bonds,
NZ$ 15,000   8.00%, 11/15/06.............  $   10,479,918
                                           --------------
             Total New Zealand government
               bonds
               (cost US$28,065,179)......      28,971,081
                                           --------------
             Eurobonds--0.5%
             Telecom New Zealand Finance,
     1,500   9.25%, 7/1/02...............       1,078,283
             Transport Power Finance
               Limited,
    10,000   8.00%, 3/15/02..............       6,765,284
                                           --------------
             Total New Zealand eurobonds
             (cost US$7,756,955).........       7,843,567
                                           --------------
             Total New Zealand long-term
               investments
               (cost US$35,822,134)......      36,814,648
                                           --------------
             Total long-term investments
             (cost US$1,686,544,117).....   1,757,484,479
                                           --------------
             SHORT-TERM INVESTMENTS--6.7%
             Australia--4.5%
             Government and Semi-government--2.8%
             Commonwealth of Australia--0.6%
             Telecom,
A$  10,000   13.00%, 2/1/96..............       7,704,978
     1,000   12.50%, 10/1/96.............         792,340
                                           --------------
                                                8,497,318
                                           --------------
             New South Wales--2.2%
             New South Wales Treasury
               Corporation,
    10,500   8.50%, 3/1/96...............       8,004,352
             State Bank of New South
               Wales,
    30,000   13.00%, 3/15/96.............      23,263,061
                                           --------------
                                               31,267,413
                                           --------------
             Total Australian government
               and semi-government bonds
               (cost US$39,247,333)......      39,764,731
                                           --------------
             Eurobonds--0.9%
             Services--0.1%
             International Bank for
             Reconstruction &
               Development,
     1,000   14.50%, 6/7/96..............         788,238
             Tasmanian Public Finance
               Authority,
     1,000   14.00%, 12/22/95............         765,814
                                           --------------
                                                1,554,052
                                           --------------
             Supranational Global--0.8%
             Swedish National Housing,
    15,000   7.50%, 8/22/96..............      11,384,461
                                           --------------

                                          See Notes to Financial Statements.
                                       10

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Total Australian eurobonds
               (cost US$12,390,832)......  $   12,938,513
                                           --------------
             Corporate Bonds--0.8%
             Services
             Macquarie Bank Limited,
A$  10,000   14.20%, 1/3/96..............       7,689,001
             Securities Asset Funding
               Entity,
     5,000   12.10%, 7/10/96.............       3,912,820
             ANZ Banking Group,
     1,000   8.50%, 3/15/96..............         763,117
                                           --------------
             Total Australian corporate
               bonds
               (cost US$13,269,956)......      12,364,938
                                           --------------
             Total Australian short-term
               investments
                 (cost US$64,908,121)....      65,068,182
                                           --------------
             NEW ZEALAND--0.8%
             Corporate Bonds
             National Bank of New
               Zealand,
NZ$ 17,200   7.9179%, 1/30/96
               (cost US$11,118,862)......      11,118,862
                                           --------------
             United States--1.4%
US$ 20,763   Repurchase Agreement, State
               Street Bank and Trust
               Company, 5.78% 10/31/95,
               due 11/1/95 in the amount
               of $20,766,334 (cost
               $20,763,000;
               collateralized by
               $20,640,000 United States
               Treasury Note, 6.00%, due
               12/31/97; value including
               accrued interest
               US$21,202,272)............      20,763,000
                                           --------------
             Total short-term investments
               (cost US$96,789,983)......      96,950,044
                                           --------------
             Total Investments--127.7%
               (cost US$1,783,334,100;
               Note 3)...................   1,854,434,523
             Other assets in excess of
               other
               liabilities--5.0%.........      72,770,587
             Liquidation value of
               preferred
               stock--(32.7%)............    (475,000,000)
                                           --------------
             Net Assets Applicable to
               Common
               Shareholders--100%........  $1,452,205,110
                                           --------------
                                           --------------

---------------
F.R.N.-Floating Rate Note. The interest rate reflected is the rate in effect at October 31, 1995.

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Assets and Liabilities
October 31, 1995
----------------------------------------------------------

Assets
Investments, at value (cost
  $1,783,334,100).....................   $1,854,434,523
Foreign currency, at value (cost
  $50,373,077)........................       50,683,528
Cash..................................           89,340
Interest receivable...................       51,178,626
Other assets..........................           74,590
                                         --------------
    Total assets......................    1,956,460,607
                                         --------------
Liabilities
Dividends payable-common stock........       11,630,933
Payable for investments purchased.....       11,118,862
Withholding taxes payable.............        3,347,939
Accrued expenses and other
  liabilities.........................        1,449,510
Dividends payable-preferred stock.....          719,474
Investment management fee payable.....          825,393
Administration fee payable............          163,386
                                         --------------
    Total liabilities.................       29,255,497
                                         --------------
Total Net Assets......................   $1,927,205,110
                                         --------------
                                         --------------
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share,
      applicable to
      155,079,102 shares).............   $    1,550,791
    Paid-in capital in excess of
      par.............................    1,370,164,651
  Preferred stock ($.01 par value per
    share and $100,000 liquidation
    value per share applicable to
    4,000 shares and $25,000 liquidation
    value per share applicable to 3,000
    shares; Note 4)...................      475,000,000
                                         --------------
                                          1,846,715,442
  Undistributed net investment
  income..............................       12,065,169
  Accumulated net realized gains on
    investments.......................        5,217,167
  Net unrealized depreciation on
  investments.........................      (21,830,550)
  Accumulated net realized and
    unrealized foreign exchange
    gains.............................       85,037,882
                                         --------------
  Total net assets....................   $1,927,205,110
                                         --------------
                                         --------------
  Net assets applicable to common
    shareholders......................   $1,452,205,110
                                         --------------
                                         --------------
Net asset value per common share:
  ($1,452,205,110 / 155,079,102 shares
  of common stock issued and
  outstanding)........................            $9.36
                                         --------------
                                         --------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       11

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Operations
Year Ended October 31, 1995
----------------------------------------------------------

Net Investment Income
Income
  Interest and discount earned (net of
    foreign
    withholding taxes of
    $11,591,620).......................   $147,796,119
                                          ------------
Expenses
  Investment management fee............      9,165,046
  Custodian's fees and expenses........      2,251,000
  Administration fee...................      2,120,097
  Auction agent's fees and expenses....      1,230,000
  Shareholder communications...........        810,000
  Transfer agent's fees and expenses...        608,000
  Directors' fees and expenses.........        460,000
  Legal fees and expenses..............        360,000
  Independent accountant's fees and
  expenses.............................        212,000
  Insurance expense....................        112,000
  Miscellaneous........................         55,483
                                          ------------
  Total operating expenses.............     17,383,626
                                          ------------
Net investment income before excise
  tax..................................    130,412,493
  Excise tax...........................       (252,248)
                                          ------------
Net investment income..................    130,160,245
                                          ------------
Realized and Unrealized
Gain on Investments
and Foreign Currencies
Net realized gain on investment
  transactions.........................     18,189,710
Net change in unrealized depreciation
  on investments.......................     89,317,008
                                          ------------
Net gain on investments................    107,506,718
                                          ------------
Net increase in total net assets from
  operations before net foreign
  exchange gains.......................    237,666,963
Net realized and unrealized foreign
  exchange gains.......................     54,519,666
                                          ------------
Net Increase In Total Net Assets
Resulting From Operations..............   $292,186,629
                                          ------------
                                          ------------

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Cash Flows
Year Ended October 31, 1995
----------------------------------------------------------

Increase (Decrease) in Cash
(Including Foreign Currency)
Cash flows used for operating
activities
  Interest received (net of foreign
    withholding taxes).................   $ 140,412,986
  Expenses paid........................     (16,867,851)
  Sales of short-term portfolio
  investments, net.....................       5,931,000
  Purchases of long-term portfolio
  investments..........................    (992,102,160)
  Proceeds from sales of long-term
    portfolio investments..............     759,387,006
  Other................................          28,665
                                          -------------
    Net cash used for operating
      activities.......................    (103,210,354)
                                          -------------
Cash flows provided from financing
activities
  Net proceeds from issuance of
    preferred shares...................      73,620,000
  Net proceeds from rights offering....     224,618,810
  Dividends and distributions paid to
    preferred shareholders.............     (24,547,016)
  Dividends and distributions paid to
    common shareholders (net of
    $7,688,453 paid in the issuance
    of shares).........................    (124,854,077)
                                          -------------
    Net cash provided from financing
      activities.......................     148,837,717
                                          -------------
Effect of changes in exchange rate.....         852,330
                                          -------------
Net increase in cash...................      46,479,693
  Cash at beginning of year............       4,645,594
                                          -------------
  Cash at end of year..................   $  51,125,287
                                          -------------
                                          -------------
Reconciliation of Net Increase in Total
Net Assets from Operations to Net Cash
(Including Foreign Currency) Used For
Operating Activities
Net increase in total net assets
  resulting from operations............   $ 292,186,629
                                          -------------
  Increase in investments..............    (237,903,017)
  Increase in interest receivable......      (7,704,488)
  Net decrease in other assets.........          28,665
  Increase in accrued expenses and
    other liabilities..................       1,089,379
  Increase in payable for investments
    purchased..........................      11,118,862
  Net realized gain on investment
    transactions.......................     (18,189,710)
  Net change in unrealized depreciation
    on investments.....................     (89,317,008)
  Net realized and unrealized foreign
    exchange gains.....................     (54,519,666)
                                          -------------
    Total adjustments..................    (395,396,983)
                                          -------------
Net cash used for operating
  activities...........................   $(103,210,354)
                                          -------------
                                          -------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       12

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Changes in Net Assets
----------------------------------------------------------

                               Year Ended October 31,
Increase (Decrease)        -------------------------------
in Total Net Assets             1995             1994
                           --------------   --------------
Operations
  Net investment income... $  130,160,245   $  125,416,048
  Net realized gain on
    investment
    transactions..........     18,189,710       29,213,379
  Net change in unrealized
    appreciation
    (depreciation) on
    investments...........     89,317,008     (310,171,836)
                           --------------   --------------
  Net increase (decrease)
    in total net assets
    resulting from
    operations before net
    foreign exchange
    gains.................    237,666,963     (155,542,409)
  Net realized and
    unrealized foreign
    exchange gains........     54,519,666      156,775,702
                           --------------   --------------
Net increase in total net
  assets resulting from
  operations..............    292,186,629        1,233,293
                           --------------   --------------
Dividends to shareholders
  from net investment
  income
  Common shares...........   (114,007,842)    (102,870,871)
  Preferred shares........    (22,484,591)     (14,114,110)
                           --------------   --------------
                             (136,492,433)    (116,984,981)
                           --------------   --------------
Distributions to
  shareholders
  from net realized
  capital gains
  Common shares...........    (20,904,930)     (21,110,324)
  Preferred shares........     (2,142,800)      (1,577,675)
                           --------------   --------------
                              (23,047,730)     (22,687,999)
                           --------------   --------------
Fund share transactions
  Net proceeds from
    issuance of preferred
    shares................     73,620,000       48,885,000
  Net proceeds from rights
    offering of Fund
    shares................    224,618,810      156,956,449
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions and in
    connection with
    dividends paid in
    stock.................      7,688,453       21,145,354
                           --------------   --------------
                              305,927,263      226,986,803
                           --------------   --------------
Total increase............    438,573,729       88,547,116
Total Net Assets
Beginning of year.........  1,488,631,381    1,400,084,265
                           --------------   --------------
End of year............... $1,927,205,110   $1,488,631,381
                           --------------   --------------
                           --------------   --------------

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Notes to Financial Statements
----------------------------------------------------------
   The First Australia Prime Income Fund, Inc. (the ``Fund'') was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified investment company. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks and federal and state governmental and corporate entities. To achieve its investment objective, the Fund may invest the remainder of its assets in debt securities of comparable quality which are denominated in Australian or New Zealand dollars of other issuers, whether or not domiciled in Australia or New Zealand, and in U.S. Government securities and corporate and bank debt securities of U.S. issuers rated Aa or Prime-2 or better by Moody's Investors Service, Inc. (``Moody's'') or AA or A-2 or better by Standard & Poor's Corporation (``S&P''). It is the Fund's policy to limit its investments, as to 65% of its total assets, to issuers of debt securities rated AA or better by S&P--Australian Ratings Pty. Ltd. or S&P or Aa or better by Moody's or which, in the judgement of the Investment Manager, are of equivalent quality. The remainder of the Fund's investments will be rated A by those rating agencies or, if unrated, will in the Investment Manager's judgement be of equivalent quality. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian and New Zealand subcustodian banks, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting            The following is a summary of
Policies                      significant accounting policies
                              followed by the Fund in the
preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading Australian or New Zealand brokers in the debt securities market, in the event that
See Notes to Financial Statements.
                                       13
a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: Australian dollar (``A$'') and New Zealand dollar (``NZ$'') amounts are translated into United States dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the fiscal year;

      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal year end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

   Net realized and unrealized foreign exchange gains of $54,519,666 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains shown in the composition of net assets at October 31, 1995 represent foreign exchange gains for book purposes that have not yet been recognized for tax purposes.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   The exchange rate at October 31, 1995 was US$.7608 to A$1.00 for the Australian dollar and US$.6595 to NZ$1.00 for the New Zealand dollar. Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security.

Dividends and Distributions: It is the Fund's current policy to pay dividends from net investment income monthly. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.

Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars are recognized for tax purposes.

   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the fiscal year. Australia and New Zealand impose a withholding tax of 10% on most interest and discount earned.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of
                                       14
shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the fiscal year ended October 31, 1995, the Fund increased undistributed net investment income by $10,559,903, decreased accumulated net realized gains on investments by $2,500,322, decreased accumulated net realized foreign exchange gains by $7,807,333 and decreased paid-in capital in excess of par by $252,248. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has agreements
                              with EquitiLink International Management Limited
(the ``Investment Manager''), EquitiLink Australia Limited (the ``Investment Adviser''), The Prudential Insurance Company of America (the ``Consultant''), and Prudential Mutual Fund Management, Inc. (the ``Administrator''). The Investment Manager and the Investment Adviser are affiliated companies; the Administrator is an indirect wholly-owned subsidiary of the Consultant.
   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million and 0.50% of such assets in excess of $900 million. The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million and 0.10% of such assets in excess of $900 million. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. The Investment Manager informed the Fund that it paid $3,952,767 to the Investment Adviser and $701,026 to the Consultant during the fiscal year ended October 31, 1995.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the fiscal year ended
October 31, 1995 aggregated $992,102,160 and $759,387,006, respectively.

   The United States federal income tax basis of the Fund's investments at October 31, 1995 was $1,878,746,238 and accordingly, net unrealized depreciation for United States federal income tax purposes was $24,311,715 (gross unrealized appreciation--$30,095,810; gross unrealized depreciation--$54,407,525).

Note 4. Capital               There are 200 million shares
                              of common stock authorized. Of the 155,079,102
common shares outstanding at October 31, 1995, the Investment Manager owned 41,153 shares.

   In connection with a rights offering, shareholders of record on March 17, 1995 were issued one-fifth of a non-transferable right for each full share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every whole right held at a subscription price equal to a 5% discount from the lesser of net asset value on the expiration date (April 20, 1995) or the average market value on that date and the three business days preceding the expiration date. On May 5, 1995 the Fund issued 30,723,350 shares of common stock at $7.64 per share. Rights offering costs of $1,305,345 ($.01 per share) and brokerage and dealer-manager commissions of $8,802,239 ($.06 per share) were charged to paid-in capital of common shareholders resulting in net proceeds to the Fund of $224,618,810. The net asset value per share of the Fund's common shareholders was reduced by approximately $0.38 per share as a result of this share issuance. Prudential Securities Incorporated, an affiliate of the Consultant and the Administrator, and its financial advisors earned approximately $1,772,000 of the aforementioned commissions with respect to its participation in the rights offering.

   The Fund also issued 177,377 shares during the fiscal year ended October 31, 1995 in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan and 702,496 shares in connection with a cash dividend paid in stock.

   During the fiscal year ended October 31, 1994 the Fund issued 17,311,869 shares of common stock (net proceeds $156,956,449) in connection with a rights offering of the Fund's shares. The Fund also issued 2,128,167 shares during the fiscal year ended October 31, 1994 in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan.
                                       15

   There are 100 million shares of $.01 par value of preferred stock authorized with an aggregate liquidation preference of up to $500 million. The preferred shares have rights as determined by the Board of Directors. The 7,000 shares of Auction Market Preferred Stock (``Preferred Stock'') outstanding consist of seven series as follows: Series A--750 shares, Series B--750 shares, Series C--500 shares, Series D--1,000 shares, Series E--500 shares, Series F--500 shares and Series G--3,000 shares. Series F preferred shares wrere issued on December 20, 1993, (net proceeds $48,885,000). On July 27, 1995 the Fund issued $75,000,000 in liquidation value of Series G preferred shares. Preferred share offering costs of $255,000 and underwriting discounts of $1,125,000 were charged to paid-in capital of common shareholders resulting in net proceeds to the Fund of $73,620,000. Prudential Securities Incorporated advised the Fund that it received approximately $562,500 in underwriting fees in connection with the Series G preferred share offering. The Series A through F Preferred Stock has a liquidation value of $100,000 per share plus any accumulated but unpaid dividends and the Series G Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends.

   Dividends on each series of preferred shares are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through G based on the results of an auction. Dividend rates ranged from 4.80% to 6.625% during the fiscal year ended October 31, 1995. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 5. Dividends             On November 13, 1995 the
and Distributions             Board of Directors of the Fund
                              declared a distribution from undistributed net
investment income of $.075 per common share payable on December 15, 1995 to common shareholders of record on November 30, 1995. On December 12, 1995 the Board of Directors of the Fund declared a distribution of $.075 per common share comprised of $.032 per share from capital gains and $.043 per share from net investment income payable on January 12, 1996 to shareholders of record on December 29, 1995.

   Subsequent to October 31, 1995, dividends and distributions declared and paid on preferred shares totalled approximately $3,191,500 for the seven outstanding preferred share series in the aggregate through December 12, 1995.
                                       16

Note 6.
Quarterly Data
(Unaudited)

                                                             Net realized and
            Net increase
                                                                unrealized
             (decrease)             Dividends
                                                             gains (losses) on
           in net assets              and
                                   Net investment             investments and
           resulting from          distributions
                                       income               foreign currencies
            operations              Common
                                                Per                         Per
                       Per
 Quarterly        Total                        common
common                      common       shares
  period         income          Amount        share         Amount        share
       Amount        share        Amount
-----------    -----------     ----------------------
-----------------------     -----------------------     -----------
11/1/93 to
1/31/94        $35,611,751     $31,643,294      $.26      $ 96,221,242     $ .78
    $127,864,536     $1.04      $32,858,529
2/1/94 to
4/30/94         35,940,426      31,877,989       .26      (134,738,538)    (1.10
)    (102,860,549)     (.84 )     31,166,968
5/1/94 to
7/31/94         35,375,916      31,328,526       .25       (35,788,451)     (.29
)      (4,459,925)     (.04 )     30,382,609
8/1/94 to
10/31/94        35,030,311      30,566,239       .24       (49,877,008)     (.42
)     (19,310,769)     (.18 )     29,573,089
11/1/94 to
1/31/95         34,633,348      30,535,230       .22        35,683,598       .26
      66,218,828       .48       37,148,664
2/1/95 to
4/30/95         34,066,973      29,863,113       .21       (16,000,067)     (.12
)      13,863,046       .09       27,980,044
5/1/95 to
7/31/95         38,962,050      34,485,255       .25        44,665,313       .32
      79,150,568       .57       34,892,032
8/1/95 to
10/31/95        40,133,748      35,276,647       .25        97,677,540       .70
     132,954,187       .95       34,892,032

                                                     Common
                                                  share price
                                                     on the
                          Preferred shares          American
              Per                       Per          Stock
 Quarterly   common                    common       Exchange
  period     share        Amount       share      High     Low
-----------             ---------------------     ------------
11/1/93 to
1/31/94       $.27      $3,056,070      $.03      $11      $10
2/1/94 to
4/30/94        .25       3,507,996       .03       11       9 7/8
5/1/94 to
7/31/94        .25       4,301,424       .03       10 13/16 10
8/1/94 to
10/31/94       .24       4,826,295       .04       10 5/8   9
11/1/94 to
1/31/95        .30       5,561,027       .05        9 9/16  8
2/1/95 to
4/30/95       .225       6,112,523       .05        8 7/8   7 1/2
5/1/95 to
7/31/95       .225       6,021,369       .04        9       7 13/16
8/1/95 to
10/31/95      .225       6,932,472       .04        9 7/16  8 3/4

--------------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

Years ended October 31,

-------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                         1995*            1994
         1993          1992         1991
                                                       ----------
----------     ----------     --------     --------
Net asset value per common share, beginning of
  year...............................................  $     8.82      $
10.09     $     9.61     $  11.31     $  10.02
                                                       ----------
----------     ----------     --------     --------
Net investment income................................         .93
1.01           1.19         1.29         1.40
Net realized and unrealized gain (loss) on
  investments and foreign currencies.................        1.16
(1.03)           .58        (1.42)        1.37
                                                       ----------
----------     ----------     --------     --------
  Total from investment operations...................        2.09
(.02)          1.77         (.13)        2.77
                                                       ----------
----------     ----------     --------     --------
Dividends from net investment income to preferred
  shareholders.......................................        (.17)
(.12)          (.11)        (.14)        (.24)
Dividends from net investment income to common
  shareholders.......................................        (.83)
(.84)         (1.08)       (1.10)       (1.24)
Distributions from net capital and currency gains to
  preferred shareholders.............................        (.01)
(.01)          (.01)        (.01)          --
Distributions from net capital and currency gains to
  common shareholders................................        (.15)
(.17)          (.08)        (.29)          --
                                                       ----------
----------     ----------     --------     --------
  Total dividends and distributions..................       (1.16)
(1.14)         (1.28)       (1.54)       (1.48)
                                                       ----------
----------     ----------     --------     --------
Capital charge in respect to issuance of shares......        (.39)
(.11)          (.01)        (.03)          --
                                                       ----------
----------     ----------     --------     --------
Net asset value per common share, end of year........  $     9.36      $
8.82     $    10.09     $   9.61     $  11.31
                                                       ----------
----------     ----------     --------     --------
                                                       ----------
----------     ----------     --------     --------
Market price per common share, end of year...........  $     9.31      $
9.56     $    10.25     $  10.00     $  10.94
                                                       ----------
----------     ----------     --------     --------
                                                       ----------
----------     ----------     --------     --------
TOTAL INVESTMENT RETURN BASED ON(D):
Market value.........................................        8.78%
3.32%         15.00%        4.11%       38.36%
Net asset value......................................       18.54%
(3.19)%        17.80%       (3.22)%      27.62%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATA#:
Expenses(D)(D).......................................        1.47%
1.41%          1.44%        1.43%        1.59%
Net investment income before preferred stock
  dividends..........................................       10.83%
10.68%         12.13%       12.14%       13.42%
Preferred stock dividends............................        1.87%
1.20%          1.13%        1.25%        2.31%
Net investment income available to common
  shareholders.......................................        8.96%
9.48%         11.00%       10.89%       11.11%
Portfolio turnover rate..............................          50%
34%            23%          17%          83%
Net assets of common shareholders, end of period (000
  omitted)...........................................  $1,452,205
$1,088,631     $1,050,084     $977,933     $972,569
Average net assets of common shareholders (000
  omitted)...........................................  $1,201,383
$1,174,394     $1,011,324     $938,072     $899,175
Senior securities (preferred stock) outstanding (000
  omitted)...........................................  $  475,000      $
400,000     $  350,000     $300,000     $300,000
Asset coverage of preferred stock at year end........         406%
372%           400%         426%         424%

---------------
     * Calculated based upon weighted average shares outstanding during the year.
   (D) Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(D)(D) Includes expenses of both preferred and common stock.
     # Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

See Notes to Financial Statements.
                                       18

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Australia Prime Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Australia Prime Income Fund, Inc. (the ``Fund'') at October 31, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, New York
December 11, 1995
                                       19

                            FEDERAL TAX INFORMATION:
                           DIVIDENDS AND DISTRIBUTIONS

   As required by Internal Revenue Code regulations, we are to advise you within 60 days of the Fund's fiscal year end (October 31, 1995) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 1995, the Fund paid dividends from net investment income and short-term capital gains which are taxable as ordinary income. These dividends do not qualify for the 70% dividends received deduction for corporations. The Fund also paid distributions from long-term capital gains which are taxable as such.

   The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources:

      Dividend
                                                                     Foreign
         and
                                                       Gross          Taxes
    Distributions
                Common Shares                         Amount          Paid
        Paid

--------------------------------------------------------------------------------
                Ordinary Income:
                  Australia                          $  0.8790       $0.0770
      $  0.8020
                  United States                         0.0065            --
         0.0065
                  New Zealand                           0.0165            --
         0.0165
                Capital Gains: Short-Term                0.004            --
          0.004
                            Long-Term                    0.146            --
          0.146
                                                     ---------       -------
    -------------
                                                     $  1.0520       $0.0770
      $  0.9750
                                                     ---------       -------
    -------------
                                                     ---------       -------
    -------------

                Preferred Shares

--------------------------------------------------------------------------------
                Series A:
                Ordinary Income:
                  Australia                          $5,017.55       $474.73
      $4,542.82
                  United States                          42.30            --
          42.30
                  New Zealand                           106.84            --
         106.84
                Capital Gains: Long-Term                641.31            --
         641.31
                                                     ---------       -------
    -------------
                                                     $5,808.00       $474.73
      $5,333.27
                                                     ---------       -------
    -------------
                                                     ---------       -------
    -------------
                Series B:
                Ordinary Income:
                  Australia                          $5,023.97       $475.27
      $4,548.70
                  United States                          42.35            --
          42.35
                  New Zealand                           106.96            --
         106.96
                Capital Gains: Long-Term                641.31            --
         641.31
                                                     ---------       -------
    -------------
                                                     $5,814.59       $475.27
      $5,339.32
                                                     ---------       -------
    -------------
                                                     ---------       -------
    -------------
                Series C:
                Ordinary Income:
                  Australia                          $4,958.95       $469.82
      $4,489.13
                  United States                          41.86            --
          41.86
                  New Zealand                           105.73            --
         105.73
                Capital Gains: Long-Term                641.31            --
         641.31
                                                     ---------       -------
    -------------
                                                     $5,747.85       $469.82
      $5,278.03
                                                     ---------       -------
    -------------
                                                     ---------       -------
    -------------


Dividend
                                                               Foreign
   and
                                                 Gross          Taxes
Distributions
                Preferred Shares                Amount          Paid
  Paid

--------------------------------------------------------------------------
                Series D:
                Ordinary Income:
                  Australia                    $5,057.16       $478.06
$4,579.10
                  United States                    42.59            --
    42.59
                  New Zealand                     107.59            --
   107.59
                Capital Gains: Long-Term          641.31            --
   641.31
                                               ---------       -------
-------------
                                               $5,848.65       $478.06
$5,370.59
                                               ---------       -------
-------------
                                               ---------       -------
-------------
                Series E:
                Ordinary Income:
                  Australia                    $4,949.38       $469.01
$4,480.37
                  United States                    41.79            --
    41.79
                  New Zealand                     105.55            --
   105.55
                Capital Gains: Long-Term          641.31            --
   641.31
                                               ---------       -------
-------------
                                               $5,738.03       $469.01
$5,269.02
                                               ---------       -------
-------------
                                               ---------       -------
-------------
                Series F:
                Ordinary Income:
                  Australia                    $4,984.69       $471.97
$4,512.72
                  United States                    42.05            --
    42.05
                  New Zealand                     106.22            --
   106.22
                Capital Gains: Long-term          641.31            --
   641.31
                                               ---------       -------
-------------
                                               $5,774.27       $471.97
$5,302.30
                                               ---------       -------
-------------
                                               ---------       -------
-------------
                Series G:
                Ordinary Income:
                  Australia                    $  105.54       $ 22.30
$   83.24
                  United States                     1.99            --
     1.99
                  New Zealand                       5.02            --
     5.02
                Capital Gains: Long-term          160.33            --
   160.33
                                               ---------       -------
-------------
                                               $  272.88       $ 22.30
$  250.58
                                               ---------       -------
-------------
                                               ---------       -------
-------------

   Although the Fund has made the election required to make this credit or deduction available to you, the amount of allowable tax credit is subject to
Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

   In January 1996 shareholders will receive Form 1099-DIV, or substitute 1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 1995 federal income tax returns.
                                       21

                                OTHER INFORMATION

   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at
(800) 451-6788.

   State Street Bank & Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan Participants will be promptly invested. If the Fund declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

   In every other case Plan Participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open-market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

   The Plan also allows participants to make optional cash investments in Fund shares through the Plan Agent on the open market.

   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares either in full or partially. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions incurred in connection with the sale of shares and a $2.50 service fee.

   All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
                                       22

Directors
Anthony E. Aaronson
John A. Calvert-Jones
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
John T. Sheehy
Brian M. Sherman
Marvin Yontef

Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Eugene S. Stark, Assistant Treasurer
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Prime Income Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

------------------------------------------------------
            Investment Manager
            EquitiLink International Management Limited
            Union House, Union Street
            St. Helier, Jersey, Channel Islands

            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia

            Consultant
            The Prudential Insurance Company of America
            Prudential Plaza
            Newark, New Jersey 07101

            Administrator
            Prudential Mutual Fund Management, Inc.
            One Seaport Plaza
            New York, New York 10292

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Auction Agent
            Chemical Bank
            450 West 33rd Street
            New York, New York 10001

            Independent Accountants
            Price Waterhouse LLP
            1177 Avenue of the Americas
            New York, New York 10036

            Legal Counsel
            Dechert Price & Rhoads
            1500 K Street N.W.
            Washington, D.C. 20005
            Freehill, Hollingdale and Page
            19-29 Martin Place
            Sydney, NSW 2000, Australia

                               One Seaport Plaza
                               New York, NY 10292
                 for information call toll-free (800) 451-6788
                             collect (212) 214-5572
                  or for information regarding net asset value
                                 (800) 451-6788

  The common shares of The First Australia Prime Income Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol ``FAX''. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

  For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:
                                 1-800-323-9995
318653102